UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 March 15, 1996



                          AMERICAN EXPLORATION COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


                                     0-11871
                            (Commission File Number)


           DELAWARE                                  74-2086890
(State or Other Jurisdiction of                   (I.R.S. Employer
Incorporation or Organization)                   Identification No.)


     1331 LAMAR, SUITE 900
         HOUSTON, TEXAS                                   77010
(Address of Principal Executive Offices)                (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 756-6000


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



ITEM 2.  ACQUISITION OF ASSETS

         On March 15, 1996, the Company, together with Dominion Reserves, Inc., acquired interests in five offshore blocks in the Gulf of Mexico from a private company for a purchase price of approximately $56.0 million. American owns 25% of the acquired interests. American's share of the purchase price was funded through $14.0 million in borrowings under its bank credit facility.

         These blocks have estimated proved reserves, net to American's acquired interest, of 11.3 Bcf of natural gas and 600 MBbls of crude oil. American will operate the High Island 45, East Cameron 129 and South Marsh Island 133 blocks which together represent 97% of the total proved reserves acquired. The developed properties, which comprise 73% of proved reserves, are currently producing approximately 5.6 MMcf of gas and 700 Bbls of crude oil per day, net to American's acquired interest.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Financial Statements

         (a)   Financial Statements of Businesses Acquired

               Not applicable.

         (b)   Pro Forma Financial Information

               Set forth on the following pages are the unaudited pro forma condensed consolidated statements of operations (the "Pro Forma Statements") which give effect to the acquisition of American's interest in five offshore blocks in the Gulf of Mexico in March 1996. The Pro Forma Statements for the three months ended March 31, 1996 and the year ended December 31, 1995 were prepared assuming that this transaction occurred as of January 1, 1995.

               These Pro Forma Statements do not purport to be indicative of the results of operations that would have been reported had this transaction occurred as of the date indicated above or that may be reported in the future.

         (c)   Exhibits

               *10(a) Purchase and Sale Agreement, dated March 15, 1996, by and among American Exploration Company and Dominion Resources, Inc., collectively as buyers, and a private company, as Seller.

               *99(a) American Exploration Company and Dominion Resources, Inc.
                  News Release on the agreement to purchase five offshore blocks in the Gulf of Mexico from a private company.



               *Previously filed with Form 8-K dated March 15, 1996.

                  AMERICAN EXPLORATION COMPANY AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1996
                  (In thousands, except for per share amounts)
                                   (Unaudited)

                                                                   Historical           Pro Forma
                                                                    American           Adjustments            Pro Forma
                                                                  -------------       ------------          ------------
REVENUES:
   Oil and gas sales..........................................    $      15,913       $      1,964    (a)   $     17,877
   Other revenues, net........................................              652                                      652
                                                                  -------------       ------------          ------------
      Total revenues..........................................           16,565              1,964                18,529
                                                                  -------------       ------------          ------------

COSTS AND EXPENSES:
   Production and operating...................................            4,982                109    (a)          5,091
   Depreciation, depletion and amortization...................            6,450                728    (a)          7,178
   General and administrative.................................            1,641                                    1,641
   Taxes other than income....................................            1,312                                    1,312
   Exploration................................................            1,588                                    1,588
                                                                  -------------       ------------          ------------
      Total costs and expenses................................           15,973                837                16,810
                                                                  -------------       ------------          ------------

INCOME FROM OPERATIONS........................................              592              1,127                 1,719

Other expense, net............................................             (807)              (280)   (b)         (1,087)
                                                                  -------------       ------------          ------------

INCOME (LOSS) BEFORE EXTRAORDINARY ITEM.......................             (215)               847                   632

Preferred stock dividends.....................................             (450)                                    (450)
                                                                  -------------       ------------          ------------

INCOME (LOSS) TO COMMON STOCK BEFORE
   EXTRAORDINARY ITEM.........................................    $        (665)      $        847          $        182
                                                                  =============       ============          ============

INCOME (LOSS) BEFORE EXTRAORDINARY ITEM PER
   COMMON SHARE:
   Primary and fully diluted..................................    $       (0.06)                            $       0.02
                                                                  =============                             ============

NUMBER OF COMMON AND EQUIVALENT SHARES:
   Primary and fully diluted..................................           11,812                                   11,812
                                                                  =============                             ============


(a) To reflect the results of operations related to the interests in oil and gas properties that were acquired by American for $14.0 million, which was funded through borrowings under American's bank credit facility.
(b) To adjust historical interest expense to reflect the increase in outstanding bank debt.

                  AMERICAN EXPLORATION COMPANY AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                  (In thousands, except for per share amounts)
                                   (Unaudited)

                                                                  Historical           Pro Forma
                                                                    American           Adjustments            Pro Forma
                                                                  -------------       ------------          ------------
REVENUES:
   Oil and gas sales..........................................    $      70,768       $      7,513    (a)   $     78,281
   Gain on sales of oil and gas properties....................           10,230                                   10,230
   Other revenues, net........................................              936                                      936
                                                                  -------------       ------------          ------------
      Total revenues..........................................           81,934              7,513                89,447
                                                                  -------------       ------------          ------------

COSTS AND EXPENSES:
   Production and operating...................................           24,515                662    (a)         25,177
   Depreciation, depletion and amortization...................           30,726              3,506    (a)         34,232
   General and administrative.................................            7,472                                    7,472
   Taxes other than income....................................            5,760                                    5,760
   Exploration................................................            4,826                                    4,826
   Impairment.................................................            1,822                                    1,822
                                                                  -------------       ------------          ------------
      Total costs and expenses................................           75,121              4,168                79,289
                                                                  -------------       ------------          ------------

INCOME FROM OPERATIONS........................................            6,813              3,345                10,158

Other expense, net............................................           (5,457)            (1,120)   (b)         (6,577)

Income tax benefit............................................              121                                      121
                                                                  -------------       ------------          ------------

INCOME BEFORE EXTRAORDINARY ITEM..............................            1,477              2,225                 3,702

Preferred stock dividends.....................................           (1,800)                                  (1,800)
                                                                  -------------       ------------          ------------

INCOME (LOSS) TO COMMON STOCK BEFORE
   EXTRAORDINARY ITEM.........................................    $        (323)      $      2,225          $      1,902
                                                                  =============       ============          ============

INCOME (LOSS) BEFORE EXTRAORDINARY ITEM PER
   COMMON SHARE:
   Primary and fully diluted..................................    $       (0.03)                            $       0.16
                                                                  =============                             ============

NUMBER OF COMMON AND EQUIVALENT SHARES:
   Primary and fully diluted..................................           11,812                                   11,812
                                                                  =============                             ============

(a) To reflect the results of operations related to the interests in oil and gas properties that were acquired by American for $14.0 million, which was funded through borrowings under American's bank credit facility.
(b) To adjust historical interest expense to reflect the increase in outstanding bank debt.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         AMERICAN EXPLORATION COMPANY

Date:   May 29, 1996                     By:   /s/ CINDY L. GEROW
                                                   Cindy L. Gerow
                                                   Vice President and Controller